Exhibit 10.13

ANSTALLNINGSAVTAL Mcllan Calliditas Therapeutics AB, 556659-9766, f'Bolaget"), Kungsgatan 1, 111 22 Stockholm och Katayoun Welin-Berger (Welin-Berger), personnummer 19680321-0803, Nybergagatan 18, 152 43 Sodertlilje, har triiffat fOljande anstallningsavtal. 1. Atbetsuppgifter, anstiiDningsform m.m. 1.1 Welin-Berger anstalls som VP Operations. Welin-Berger skall arbeta heltid iBolaget och rapporterar till VD. Normal arbetstid ar 40 timmar per vecka. 1.2 Anstallningen galler fran och med den 13 januari, 2020 cller tidigare om overenskommits mellan parterna. 1.3 Welin-Berger skall utfora alla delar av sitt arbete med den skicklighet, snabbhet och omsorg som Bolaget har anledning att forviinta sig av en vah:enommerad VP Operations. Arbetet skall utforas pa bolagets kontor i Stockholm. 2.Lon, overtid m.m. 2.1 Welin-Berger erhiiller en Ion om 105 000 kr per manad. Lonen utbetalas den 25:e i intjanandemanaden. Infallcr den 25:e pa en helgdag utbetalas lonen narmast efterfOljande vardag. Forutom Ion erhaller Welin-Berger 16,3% av manadslonen per mlinad ipensions och forslikringsforman, utover lagstiftad pension och fOrsakringar. Arbetet kan medfora saval ovcrtid som resor i tjanstcn. Welin-Berger har inte ratt till ovcrtids-cller restidsersattning vilket skall anses inga och vara fullt betalda genom ordinarie Ion. Sjuk1on betalas ienlighet med gallande lagstiftning. 2.2 Oversyn och eventucll justering av Ion sker arligen per den 1 maj. 2.3 Ratt till bonus for Welin-Berger avtalas iforekommande fall i scparat skriftligt avtal mcllan partema och utgor inte en del av anstallningsavtalet. 3.SeEOester Welin-Berger har ratt till30 dagars betald semester. per ar. Betald semester intjanas pa sedvanligt vis och skall uttas i overenskommelse med bolagets VD. 4. Atbetsverktyg m.m. 4.1Fi:ir. utforande av Welin-Bergers arbetsuppgifter tillhandahaller Bolaget sadan utr.ustning som ar vasentlig fOr arbetets utforande. For narvarande innebar detta bar.bar dator och mobiltelefon. 4.2Welin-Berger har ratt till ersattning fi:ir skliliga kostnader for representation efter godklinnande av VD. 4.3 Welin-Berger skall folja Bolagets policy vad galler utlagg och skall redovisa samtliga kvitton senast manaden efter att utlaggcn gjordes. Welin-Berger har inte riitt till ersattning for utlagg om inte Welin Berger kan redovisa kvitto for utlagget. 5. Lojalitet m.m. Welin-Berger har att vid alla tillfallen noga bevaka och tillvarata Bolagets intressen. Welin-Berger har inte rlitt att utfora arbete eller, direkt eller. indirek:t, bedriva eller. ha ekonomiskt intresse i verksamhet som konkurrerar med den verksatnhet som Bolaget bedriver fran tid till annan. Vidare skall Welin-Berger inte !ita sig nagot uppdrag som till sin omfattning eller natur negativt kan pavcrka anstallningens utovande.

6. Sekretess Welin-Berger forbinder sig utan begransning itiden att inte for utomstliende yppa eller for egen del utnyttja konfidentiell information rorande Bolaget, dess verksamhet, kunder eller samarbetspartner. Med "konfidentiell information" fi:irstlis idetta avtal varje uppgift - teknisk, kommersiell eller av annan art - oavsett om uppgiften dokumenterats ellcr intc, med undantag for uppgiftcr som iir eller blir allmant kanda eller som kommit eller kommer till allman kiinnedom pli annat satt an genom Welin-Bergers brott mot denna bestammelse. 7,Konkurrensrorbud 7.1 Partema ar overens om att Welin-Berger genom sin stallning iBolaget kommer att ta del av fOretagshemligheter som inte kan skyddas genom patent eller liknande registreringsforfarande, och vars anvandning ikonkurrerande verksamhet skulle medfora patagligt men for Bolaget. Partema ar ocksa overens om att det ar en forutsattning for att Bolaget ifortrocnde ska kwma overliillltla sadana uppgifter till Welin-Berget att Bolaget kan forsiikta sig om att Wclin-Berger inte anviinder de kunskaper och de kontakter som erhiillits genom anstiillningen till att bygga upp eller verka i verksamhet som konkurrera.r med Bolaget eller dess niirstaende bolag. Det aligger darfOr Welin-Berger att under .r\nstiillningsavtalets glltighetstid och under nio (9) manader fran anstallningens upphorande vare sig sjiilv eller i egenskap av agate, deliigare, styrelseledamot, radgivare eller anstiilld i annat bolag, vare sig direkt eller indirekt bedriva med Bolaget, eller med dess niirstaende bolag, konkurrerande verksamhet. 7.2 Bolaget ska-utom ide fall som niillltls nedan-som ersiittning for den olli.genhet som giillande konkurrensforbud innebiir for Welin-Berger efter anstiillningens upph6rande, till Welin-Berger per mlinad iefterskott utbetala skillnaden mellan Welin-Bergers genomsnittliga manatliga ersattning fran Bolaget (innefattande saviil fast lon som rorlig ersiittning) under de sista 12 manaderna innan anstallningens upphorande och den iigre) inkomst, som Welin-Berger diirefter intjiinar, ellet rimligen kunde ha intjiinat i ny anstiillning eller annan forviirvsverksamhet. Ersiittningen fran Bolaget ska dock per manad aldrig overstiga sextio (60) procent av Welin-Bergers genomsnittliga manatliga ersattning enligt ovan under den period da konkurrensforbudet giiller. For det fall Welin-Berger trots skiiliga atgiirder for att begrlinsa sin inkomstfOrlust inte erhaller ny anstiillning eller bedtiver annan forviirvsverksamhet efter anstiillningens upphorande, utgar kompensation per manad med sextio (60) procent av Welin-Bergers genomsnittliga manatliga ersiittning enligt ovan under den period da konkurrensforbudet giiller. Riitt till ersiittningen frlin Bolaget enligt denna punk.t forutsiitter att det foreligger ett orsakssamband mellan Welin-Ber:gers atagande om konkurrensforbud och den inkomstfOrlust som uppstlir till fOijd av dess tilliimpning. Ersiittning utgar inte om Welin-Berger bryter mot konkurrensforbudet. 7.3 Welin-Berger ska efter anstiillningens upphorande fortlopande hiilla Bolaget underriittat om storleken av sina inkomster fran ny arbetsgivare eller annan fOrviirvsverksamhet. Sadan underriittelse ska liillltlas skriftligen till Bolaget senast den 15:e i varje manad. Om sainte sker forutsatts att Welin-Berger inte har drabbats av nagon inkomstforlust fOr den miinaden, utan att konkurrensbegriinsningen enligt punkten 7.1 for den skull bortfaller. 7.4 Ersiittning enligt denna punkt ska inte utga fOr period under vilken Welin-Berger kan komma att erhalla avgangsvederlag fran Bolaget eller om anstiillningen upphOr pa grund av: (i) Wclin-Bergers pensionering eller (ii) hiivning av Anstiillningsavtalet eller att Bolaget har avskedat Welin-Berger. 7.5 Saval under anstiillningen som efter endera partens uppsiigning av anstiillningen och sa llinge konkurrensforbudet iir giillande kan Bolaget ensidigt genom meddelande till Welin-Berger begriinsa tilliimpningsomtadet for konkurrensforbudet altemativt helt befria Welin-Berger fran skyldigheten att iaktta konkurrensforbudet. For det fall Bolaget helt befriar Welin-Berger fran skyldigheten att iaktta konkurrensforbudet upphor Bolagets ersiittningsskyldighet enligt pwlkten 7.2 ovan upphOr att galla. Bolagets eventuella befrielse fran konkurrensforhudet ska bTCS med en miinads uppsiigningstid 8.Anstiillnings-och kundforbud 8.1Parterna iir overens om, att Welin-Berger w1der Anstallningsavtalets giltighetstid och under tolv (12) manader fran anstiillningens upphorande inte f"ar, vare sig personligen eller genom nagon annan, ha affarsmassiga kontakter med nagon person eller nagot bolag, som under de sista tolv manaderna fore anstallningens upphorande har varit kund till eller som aktivt bearbetats av Bolaget eller dess niirstaende bolag, isyfte att formli sadan kund/potentiell.kund att forandra, upphora eller inte inleda en kommersiell relation med Bolaget eller dess niirstaende bolag. Efter forfdgan fran Welin;Berger. kan dock Bolaget genom sk.riftlig bekraftelse ienskilda fall befria Welin-Berger. fran detta atagande. 8.2 Parterna ar vidare overens om, att Welin-Berger under Anstlillningsavtalets giltighetstid och under tolv {12) mM1ader frM1 anstiillningens upphOrande inte far, vare sig personligen eller genom nagon annan, anstiilla eller forsoka anstalla nagon som iir anstalld av Bolaget eller dess narstaende bolag eller utnyttja deras anster pa annat satt an genom Bolaget. Efter forfdgan fran Welin-Berger kan dock Bolaget genom skriftlig bekriiftelse i enskilda fall befria Welin-Berger frM1 detta litagande. 9.Tidrapportering m. fl. policies Welin-Berger forbinder sig att folja Bolagets vid var tid gallande policy for tidredovisning, IT-sakerhet, anvandning ave-post och mternet, resor m.m. 10.Resultat Alit resultat, inklusive all information, data, know-how, uppfinningar eller motsvarande och samtliga dii.rtill horande immateriella riittigheter som ligget mom Bolagets verksamhetsomraden och som uppkommer genom Welin-Bergers forsor.g eller medverkan under anstiillningstiden (''Resultat'') skall omgaende tillhora Bolaget med full och oinsk.rankt iiganderiitt utan annan ersiittning till Welin-Berget iin ordinarie Ion enligt detta ..Avtal. Pa Bolagets begiiran skall Welin--Berger bektiifta overliitelse av Resultat i separat skriftlig handling diir sa iir liimpligt eller behOvligt for tex sokande av immaterialriittsligt skydd eller genomforande av transaktion. 11.Personuppgifter. I syfte att administr.era detta anstlillningsavtal och for att kunna utova arbetsledning och bedriva verksamheten pa ett andamlilsenligt satt kommer Bolaget att behandla Welin-Bergers personuppgifter med hjiilp av bl.a. datorer. Personuppgifterna utgors av Welin-Berger, personnummer, telefonnummer, hemadress, ovriga kontaktdetaljer, uppgifter om bankkonto, m.m. Bolaget kan iiven komma att publicera Welin-Bergers namn, befattning, telefonnummer, e-postadress samt ett foto pa Welin-Berger pa Bolagets hemsida. Welin-Berger lamnar harmed sitt godkiinnande till Bolagets behandling av Wclin-Bcrgers personuppgifter enligt ovan. 12. Uppsagning 12.1 Omsesidig uppsiigningstid om 3 manader tillampas. 12.2 Vid anstallningens upphOrande skall Welin-Berger till Bolaget overliimna alit Bolaget tillhorigt material och egendom som Welin-Berger hat i sin besittning eller aonars ansvarar for. Detta giiller bland annat nycklar, handlingat och dokument (saviil ipappersform som digitala), dator, mobiltelefon, mjukvara etc. 13.Vite Skulle Welin-Bcrgcr bryta mot bestiimmelserna iartik.elS, 6, 8 och 10 skall bolagct utover skadestiind for faktisk skada liven vara beriittigat att for varje overtriidelse erballa vite om m.inst tr.e manadsloner. 14. Lag Svensk lag skall tilliimpas pa detta avtal.

Detta avtal har uppriittats itva likalydandc exemplar, av vilka partcrna tagit vat sitt. Stockholm den 17/9 2019Stockholm den 17/9 2019 Calliditas lberapeutics .c'ill